UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 16, 2006

Date of Report (Date of earliest event reported)

PUBLIC STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	1-8389	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Press Release

On June 16, 2006, Public Storage, Inc. (“Public Storage”) and Shurgard Storage Centers, Inc. (“Shurgard”) issued a joint press release. The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibit is filed herewith:

99.1	Joint Press Release, dated June 16, 2006, of Public Storage, Inc. and Shurgard Storage Centers, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE, INC.

Dated: June 19, 2006	By:	/s/ Stephanie Heim
	Name:	Stephanie Heim
	Title:	Vice President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Joint Press Release, dated June 16, 2006, of Public Storage, Inc. and Shurgard Storage Centers, Inc.